                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                  F O R M  8 - K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  October 26, 1999
                                                --------------------------------

                           Wireless Telecom Group Inc.
--------------------------------------------------------------------------------

               (Exact name of Registrant as Specified in Charter)


        New Jersey                     1-11916         22-2582295
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission)     (IRS Employer
       of Incorporation)            File Number)     Identification No.)


       East 64 Midland Ave., Paramus, N.J.                     07652
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code       (201) 261-8797
                                                  ------------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

         On October 26, 1999, Wireless Telecom Group, Inc., a New Jersey Corporation (the "Registrant") announced that it had elected to terminate the merger announced on September 7, 1999 pursuant to the terms of the Agreement and Plan of Reorganization dated September 7, 1999, among the Registrant, WTT Acquisition Corp., a New Jersey corporation and wholly-owned subsidiary of the Registrant, and Boonton Electronics Corporation (the "Merger").

         A copy of the press release announcing the termination of the Merger is attached as EXHIBIT 99.1 and is incorporated herein by reference.

         Exhibit No.                Description
         -----------                -----------
         99.1                       Press Release dated October 26, 1999
                                    announcing the termination of the Merger.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WIRELESS TELECOM GROUP, INC.


Date: October 27, 1999                         By: /s/ Edward Garcia
                                                  --------------------------
                                                   Edward Garcia
                                                   Chief Executive Officer



           Exhibit No.     Description
           -----------     -----------
           99.1            Press Release dated October 26, 1999 announcing the
                           termination of the Merger.

                                       3